SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of the earliest event reported): OCTOBER 29, 1997


                      STANDARD MANAGEMENT CORPORATION
          (Exact name of registrant as specified in its charter)


    Indiana                        0-20882                  35-1773567
(State or other jurisdication (Commission File Number) (IRS Employer
of incorporation)                                       Identification No.)

9100 Keystone Crossing, Indianapolis, Indiana            46240
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (317) 574-6200

                                N/A
   (Former name or former address, if changed since last report)








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ITEM 5.   OTHER EVENTS

     On October 8, 1997, Standard Management Corporation ("SMC") and Central Reserve Life Corporation, an Ohio corporation ("Central Reserve"), announced that they had signed a letter of intent and that they were engaged in discussions for a proposed merger (the "Proposed Merger") of a wholly-owned subsidiary of SMC with and into Central Reserve, with Central Reserve surviving as a wholly-owned subsidiary of SMC.

     On October 29, SMC and Central Reserve announced that they had terminated discussions with respect to the Proposed Merger.

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STANDARD MANAGEMENT CORPORATION
                                           (Registrant)


Date: OCTOBER 29, 1997              By:      RONALD D. HUNTER
                                    Ronald D. Hunter
                                    Chairman of the Board, President and
                                    Chief Executive Officer